UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 5, 2019

(Date of earliest event reported)

APOGEE ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 0-6365

Minnesota	41-0919654
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

4400 West 78th Street – Suite 520

Minneapolis, Minnesota 55435

(Address of principal executive offices, including zip code)

(952) 835-1874

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.33 1/3 Par Value	APOG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

(c) Appointment of Certain Officers.

On August 5, 2019, Apogee Enterprises, Inc. (the “Company”) promoted Brent C. Jewell from his position as Senior Vice President, Business Development and Strategy to President of the Company’s Architectural Framing Systems segment (the “Promotion”). In his new position, Mr. Jewell will be responsible for all six of the business units comprising the Company’s Architectural Framing Systems segment: EFCO Corporation, Wausau Window and Wall Systems, Linetec, Tubelite Inc., Alumicor Limited and Sotawall Limited.

In connection with the Promotion, Mr. Jewell’s base salary for fiscal 2020 has increased $49,000 from $361,000 to $410,000 and he will be entitled to receive a restricted stock award for 10,000 shares under the Company’s 2019 Stock Incentive Plan once the plan has been approved by the Company’s shareholders (the “Restricted Stock Award”). The Restricted Stock Award will vest upon a vesting schedule to be determined by the Compensation Committee of the Company’s Board of Directors upon the date of the grant.

On August 5, 2019, as a condition to the Promotion, Mr. Jewell entered into an employee noncompetition and confidentiality agreement with the Company (the “Agreement”) which contains customary provisions regarding noncompetition, confidentiality and nonsolicitation. The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Employee Noncompetition and Confidentiality Agreement, dated August 5, 2019, between Apogee Enterprises, Inc. and Brent Jewell

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOGEE ENTERPRISES, INC.

By:	/s/ Patricia A. Beithon
Patricia A. Beithon
General Counsel and Secretary

Date: August 8, 2019